Exhibit 10.11

AMENDMENT NO. 2 TO
THE PROFIT SHARING PLAN OF
QUEST DIAGNOSTICS INCORPORATED

The Profit Sharing Plan of Quest Diagnostics Incorporated, as presently maintained under an amendment and restatement effective as of January 1, 2016 (the “Plan”), is hereby amended in the following respects, effective as of the dates set forth below:

1.	Section 6.3(f) of the Plan is amended in its entirety, effective as of January 18, 2018, to read as follows:

“(f)	Certain Merged Plans are subject to additional rules contained in an Appendix to the Plan.”

2.	Appendix A, Participating Employers, to the Plan is amended in its entirety, effective as of January 1, 2019, as attached hereto.

3.
The introductory line to the first sentence of Appendix B, Pre-2016 Plan and Merged Plans: Special Rules and Protected Benefits, to the Plan is amended in its entirety, effective as of January 18, 2018, to read as follows:

“For purposes of Appendices B, C and D, the following definitions apply:”

4.	Section 6.3(d) of Appendix B, Pre-2016 Plan and Merged Plans: Special Rules and Protected Benefits, to the Plan is amended in its entirety, effective as of April 1, 2018, to read as follows:
“(d)    A Participant may make an in-service withdrawal from his Celera Plan or Hayes Clinical Laboratories sub-accounts if he is determined to be Totally and Permanently Disabled.”

5.	The Plan is amended, effective as of January 18, 2018, by the addition of a new Appendix G, Post-2015 Merged Plans: Special Rules and Protected Benefits, as attached hereto.

As evidence of its adoption of this Amendment, Quest Diagnostics Incorporated has caused this Amendment to be executed by its Chief Human Resources Officer on this 20th day of December 2018.
QUEST DIAGNOSTICS INCORPORATED
By: Cecilia K. McKenney
Title: Chief Human Resources Officer

Exhibit 10.11

“APPENDIX A
PARTICIPATING EMPLOYERS
The Plan allows Employers other than Quest Diagnostics to adopt its provisions. The names (and jurisdictions of organization) of Quest Diagnostics and the other Employers, as of January 1, 2019, in the Plan are:

MEMBERS OF THE QUEST CONTROLLED GROUP
American Medical Laboratories, Incorporated (DE)
Athena Diagnostics, Inc. (DE)
Diagnostic Reference Services, Inc. (MD)
ExamOne LLC (DE)
ExamOne World Wide, Inc. (PA)
ExamOne World Wide of NJ, Inc. (NJ)
LabOne, LLC (MO)
LabOne of Ohio, Inc. (DE)
Mobile Medical Examination Services, LLC (CA)
Nomad Massachusetts, Inc. (MA)
Pathology Building Partnership (MD)
PhenoPath Laboratories, PLLC (WA)
Quest Diagnostics Clinical Laboratories, Inc. (DE)
Quest Diagnostics Domestic Holder LLC (DE)
Quest Diagnostics Holdings Incorporated (DE)
Quest Diagnostics Incorporated (DE)
Quest Diagnostics Incorporated (MD)
Quest Diagnostics Incorporated (MI)
Quest Diagnostics Incorporated (NV)
Quest Diagnostics Infectious Disease, Inc. (DE)
Quest Diagnostics International LLC (DE)
Quest Diagnostics Investments LLC (DE)
Quest Diagnostics LLC (CT)
Quest Diagnostics LLC (IL)
Quest Diagnostics LLC (MA)
Quest Diagnostics Massachusetts LLC (MA)
Quest Diagnostics Nichols Institute (CA)
Quest Diagnostics Nichols Institute, Inc. (VA)
Quest Diagnostics of Pennsylvania Inc. (DE)
Quest Diagnostics Receivables Inc. (DE)
Quest Diagnostics TB, LLC (DE)
Quest Diagnostics Terracotta LLC (DE)
Quest Diagnostics Ventures, LLC (DE)
Reprosource Fertility Diagnostics, Inc. (MA)
Solstas Lab Partners Group, LLC (NC)
Solstas Lab Partners, LLC (VA)
Specialty Laboratories, Inc. (CA)
Spectrum Holding Company, Inc. (DE)

Quest Diagnostics Health & Wellness, LLC (DE)
Unilab Corporation (DE)
A. Bernard Ackerman, M.D. Dermatopathology, PC (NY)
AmeriPath Cincinnati, Inc. (OH)
AmeriPath Cleveland, Inc. (OH)
AmeriPath Consolidated Labs, Inc. (FL)
AmeriPath Florida, LLC (DE)
AmeriPath Hospital Services Florida, LLC (DE)
AmeriPath, Inc. (DE)
AmeriPath Indianapolis, P.C. (IN)
AmeriPath Kentucky, Inc. (KY)
AmeriPath Lubbock 5.01(a) Corporation (TX)
AmeriPath Milwaukee, S.C. (WI)
AmeriPath New York, LLC (DE)
AmeriPath PAT 5.01(a) Corporation (TX)
AmeriPath Texas Inc. (TX)
AmeriPath Tucson, Inc. (AZ)
Arlington Pathology Association 5.01(a) Corporation (TX)
Clearpoint Diagnostic Laboratories, LLC (TX)
Cleveland Heartlab, Inc. (DE)
Colorado Pathology Consultants, P.C. (CO)
Consolidated DermPath, Inc. (DE)
Dermatopathology of Wisconsin, S.C. (WI)
DFW 5.01(a) Corporation (TX)
Diagnostic Pathology Services, Inc. (OK)
Institute for Dermatopathology, P.C. (PA)
Kailash B. Sharma, M.D., Inc. (GA)
Kilpatrick Pathology, P.A. (NC)
Med Fusion, LLC (TX)
NAPA 5.01(a) Corporation (TX)
Nuclear Medicine and Pathology Associates (GA)
Ocmulgee Medical Pathology Association, Inc. (GA)
St. Luke’s Pathology Associates, P.A. (KS)
TXAR 5.01(a) Corporation (TX)

EMPLOYERS THAT ARE NOT MEMBERS OF THE QUEST CONTROLLED GROUP
Desert Pathology Medical Group, Inc. (CA)
Associated Pathologists, Chartered (NV)
Diagnostic Laboratory of Oklahoma LLC (OK)
DGXWMT JV, LLC (DE)
Quest Diagnostics Venture LLC (PA)

Exhibit 10.11

“APPENDIX G

POST-2015 MERGED PLANS:
SPECIAL RULES AND PROTECTED BENEFITS

A.    For purposes of this Appendix G, the following definitions apply:
Merged Plan: means a plan which has been merged into this Plan on or after January 1, 2016 and shall include: the med fusion 401(k) Plan.
Merger Date: means the date as of which a Merged Plan merged into this Plan. The Merger Date for each Merged Plan which merged into this Plan on or after January 1, 2016 is set forth in the table below:

Name of Merged Plan	Merger Date
med fusion 401(k) Plan	January 18, 2018

B.
The subaccounts maintained with respect to Participants who participated in a Merged Plan (unless aggregated with another sub-account having the same characteristics and privileges) include, but are not limited to, the following:

(a)
Prior Plan Roth Sub-Account consisting of contributions made on behalf of a Participant to a Merged Plan indicated below that the Participant irrevocably designated as Roth contributions subject to Code Section 402A, including any Roth catch-up contributions under Code Section 414(v), and any Roth rollover contributions, to the:

(1)	med fusion 401(k) Plan.

C.	Special Provisions and Protected Benefits
(a)    med fusion 401(k) Plan

(1)	A Participant who was a med fusion 401(k) Plan participant shall be 100% vested in the sub-accounts that were transferred to this Plan upon the merger of the med fusion 401(k) Plan into this Plan.

(2)
A Participant who was a med fusion 401(k) Plan participant may make an in-service withdrawal from his med fusion 401(k) Plan sub-accounts that were transferred to this Plan upon the merger of the med fusion 401(k) Plan into this Plan if he is determined to be Totally and Permanently Disabled.”